James Advantage Funds
James Advantage Market Neutral Fund

Supplement to the Prospectus dated November 1, 2010

Supplement dated March 1, 2011

The Board of Trustees has determined to close the James Advantage Market Neutral Fund (the “Fund”) before June 30, 2011.  The Fund will continue to pursue its investment objective until the Adviser begins to liquidate the portfolio.  Shareholders will be given notice before the liquidation of the portfolio begins, which notice will also notify shareholders of the closing date.

The Fund continues to accept purchase orders for its shares, and will do so until further notice.  However, investors should be aware that any shares purchased will automatically be redeemed as of the closing date if they are still held at that time.  You should consult your tax advisor regarding the consequences of a redemption.

Shareholders may redeem or exchange Fund shares at any time prior to the closing date in accordance with the Fund’s Prospectus.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of any redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (tax-sheltered account) or a Keogh account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

*   *   *   *   *   *

This Supplement and the existing Prospectus dated November 1, 2010 provide relevant information for all shareholders and prospective investors and should be retained for future reference.  A Statement of Additional Information dated November 1, 2010 has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

For a free paper or electronic copy of the Fund’s Prospectus, Statement of Additional Information and other information, go to www.jamesfunds.com/Prospectus.aspx, call 1-800-99JAMES (1-800-995-2637), email a request to Info@jamesfunds.com or ask any financial intermediary who offers shares of the Fund.